                                            Rule 424(b)(3)
                                            File No. 33-62479

Pricing Supplement No. 34                   Dated:  March 14, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



U.S.$2,500,000,000

Heller Financial, Inc.

Medium-Term Notes, Series G

(Registered Notes - Floating Rate)
Due From Nine Months to Thirty Years From Date of Issue

Principal Amount: $20,000,000               Issue Price: 100 %

Original Issue Date: March 19, 1997         Stated Maturity Date: March 19, 2002

Form: [X] Book-Entry  [ ] Certificated

Depositary: Depository Trust Company

Specified Currency:  U.S. Dollars
     (If other than U.S. Dollars, see attached)

Option to Receive Payments in Specified Currency: [ ] Yes [ ] No
     (Applicable only if Specified Currency is other than U.S. Dollars)

Authorized Denominations:
     (Applicable only if Specified Currency is other than U.S. Dollars)

Base Rate:   [ ] Commercial Paper Rate [X] LIBOR [ ] Treasury Rate
             [ ] Federal Funds Rate [ ] Prime Rate [ ] Other:

Interest Reset Period: Quarterly

Interest Payment Period: Quarterly

Interest Reset Dates: (If other than as specified in the Prospectus Supplement):
The 19th day of March, June, September and December of each year, beginning June 19, 1997, up to but excluding the Stated Maturity Date.

Interest Payment Dates: (If other than as specified in the Prospectus Supplement): The 19th day of March, June, September and December of each year, beginning June 19, 1997, up to and including the Stated Maturity Date.

Interest Determination Date(s): Two London Banking Days prior to each Interest Reset Date.

Initial Interest Rate: 5.84766 %

Index Maturity: 3 Month.

Day Count Convention: Act/360

Maximum Interest Rate: N/A                  Minimum Interest Rate: N/A

Spread (+/-): +.25%                         Spread Multiplier: N/A

Optional Redemption: [ ] Yes [X] No
     Initial Redemption Date:

     The Redemption Price shall initially be   % of the principal amount of the
     Note to be redeemed and shall decline at each anniversary of the Initial
     Redemption Date by   % of the principal amount to be redeemed until the
     Redemption Price is 100% of such principal amount.

Optional Repayment: [ ] Yes [X] No
     Optional Repayment Dates:
     Optional Repayment Prices:

Repayment Provisions:
     (If other than as specified in the Prospectus Supplement)

Discount Note: [ ] Yes [X] No
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period OID:
Calculation Agent: Heller Financial, Inc.
Exchange Rate Agent: N/A
Recognized Foreign Exchange Dealers: N/A
Discount or Commission: .21538%.

Other Provisions:  a)  AMOUNT ISSUED TO DATE, PRIOR TO PRICING SUPPLEMENT NO. 34
                       UNDER MTN-SERIES G PROGRAM: $1,155,750,000.00.
                   b)  CUSIP #42333HGT3

Agent:  Chase Securities Inc
        270 Park Avenue
        New York, New York 10017

                                            Rule 424(b)(3)
                                            File No. 33-62479

                                            Dated: March 14, 1997

Pricing Supplement No. 35
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



U.S.$2,500,000,000

Heller Financial, Inc.

Medium-Term Notes, Series G

(Registered Notes - Floating Rate)
Due From Nine Months to Thirty Years From Date of Issue

Principal Amount: $14,000,000               Issue Price: 100 %

Original Issue Date: March 19, 1997         Stated Maturity Date: March 20, 2000

Form: [X] Book-Entry  [ ] Certificated

Depositary: Depository Trust Company

Specified Currency:  U.S. Dollars
     (If other than U.S. Dollars, see attached)

Option to Receive Payments in Specified Currency: [ ] Yes [ ] No
     (Applicable only if Specified Currency is other than U.S. Dollars)

Authorized Denominations:
     (Applicable only if Specified Currency is other than U.S. Dollars)

Base Rate:   [ ] Commercial Paper Rate [X] LIBOR [ ] Treasury Rate
             [ ] Federal Funds Rate [ ] Prime Rate [ ] Other:

Interest Reset Period: Quarterly

Interest Payment Period: Quarterly

Interest Reset Dates: (If other than as specified in the Prospectus Supplement):
The 20th day of March, June, September and December of each year, beginning June 20, 1997, up to but excluding the Stated Maturity Date.

Interest Payment Dates: (If other than as specified in the Prospectus Supplement): The 20th day of March, June, September and December of each year, beginning June 20, 1997, up to and including the Stated Maturity Date.

Interest Determination Date(s): Two London Banking Days prior to each Interest Reset Date.

Initial Interest Rate: 5.74766 %

Index Maturity: 3 Month.

Day Count Convention: Act/360

Maximum Interest Rate: N/A                  Minimum Interest Rate: N/A

Spread (+/-): +.15%                         Spread Multiplier: N/A

Optional Redemption: [ ] Yes [X] No
     Initial Redemption Date:

     The Redemption Price shall initially be   % of the principal amount of the
     Note to be redeemed and shall decline at each anniversary of the Initial
     Redemption Date by   % of the principal amount to be redeemed until the
     Redemption Price is 100% of such principal amount.

Optional Repayment: [ ] Yes [X] No
     Optional Repayment Dates:
     Optional Repayment Prices:

Repayment Provisions:
     (If other than as specified in the Prospectus Supplement)

Discount Note: [ ] Yes [X] No
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period OID:
Calculation Agent: Heller Financial, Inc.
Exchange Rate Agent: N/A
Recognized Foreign Exchange Dealers: N/A
Discount or Commission: .13703%.

Other Provisions:  a)  AMOUNT ISSUED TO DATE, PRIOR TO PRICING SUPPLEMENT NO. 35
                       UNDER MTN-SERIES G PROGRAM: $1,189,750,000.00
                   b)  CUSIP #42333HGU/O/

Agent: Chase Securities Inc
       270 Park Avenue
       New York, New York 10017

                                            Rule 424(b)(3)
                                            File No. 33-62479

Pricing Supplement No. 36                   Dated:  March 14, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



U.S.$2,500,000,000

Heller Financial, Inc.

Medium-Term Notes, Series G

(Registered Notes - Floating Rate)
Due From Nine Months to Thirty Years From Date of Issue

Principal Amount: $25,000,000               Issue Price: 100 %

Original Issue Date: March 19, 1997         Stated Maturity Date: March 19, 2001

Form: [X] Book-Entry  [ ] Certificated

Depositary: Depository Trust Company

Specified Currency:  U.S. Dollars
     (If other than U.S. Dollars, see attached)

Option to Receive Payments in Specified Currency: [ ] Yes [ ] No
     (Applicable only if Specified Currency is other than U.S. Dollars)

Authorized Denominations:
     (Applicable only if Specified Currency is other than U.S. Dollars)

Base Rate:   [ ] Commercial Paper Rate [X] LIBOR [ ] Treasury Rate
             [ ] Federal Funds Rate [ ] Prime Rate [ ] Other:

Interest Reset Period: Quarterly

Interest Payment Period: Quarterly

Interest Reset Dates: (If other than as specified in the Prospectus Supplement):
The 19th day of March, June, September and December of each year, beginning June 19, 1997, up to but excluding the Stated Maturity Date.

Interest Payment Dates: (If other than as specified in the Prospectus Supplement): The 19th day of March, June, September and December of each year, beginning June 19, 1997, up to and including the Stated Maturity Date.

Interest Determination Date(s): Two London Banking Days prior to each Interest Reset Date.

Initial Interest Rate: 5.79766 %

Index Maturity: 3 Month.

Day Count Convention: Act/360

Maximum Interest Rate: N/A                  Minimum Interest Rate: N/A

Spread (+/-): +.20%                         Spread Multiplier: N/A

Optional Redemption: [ ] Yes [X] No
     Initial Redemption Date:

     The Redemption Price shall initially be   % of the principal amount of the
     Note to be redeemed and shall decline at each anniversary of the Initial
     Redemption Date by   % of the principal amount to be redeemed until the
     Redemption Price is 100% of such principal amount.

Optional Repayment: [ ] Yes [X] No
     Optional Repayment Dates:
     Optional Repayment Prices:

Repayment Provisions:
     (If other than as specified in the Prospectus Supplement)

Discount Note: [ ] Yes [X] No
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period OID:
Calculation Agent: Heller Financial, Inc.
Exchange Rate Agent: N/A
Recognized Foreign Exchange Dealers: N/A
Discount or Commission: .18%.

Other Provisions:  a)  AMOUNT ISSUED TO DATE, PRIOR TO PRICING SUPPLEMENT NO. 36
                       UNDER MTN-SERIES G PROGRAM: $1,189,750,000.00.
                   b)  CUSIP #42333HGV8

Agent:  Merrill Lynch & Co.
        250 Vesey Street
        New York, NY 10281

                                            Rule 424(b)(3)
                                            File No. 33-62479

Pricing Supplement No. 37                   Dated:  March 14, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



U.S.$2,500,000,000

Heller Financial, Inc.

Medium-Term Notes, Series G

(Registered Notes - Floating Rate)
Due From Nine Months to Thirty Years From Date of Issue

Principal Amount: $15,000,000               Issue Price: 100 %

Original Issue Date: March 19, 1997         Stated Maturity Date: March 19, 1999

Form: [X] Book-Entry  [ ] Certificated

Depositary: Depository Trust Company

Specified Currency:  U.S. Dollars
     (If other than U.S. Dollars, see attached)

Option to Receive Payments in Specified Currency: [ ] Yes [ ] No
     (Applicable only if Specified Currency is other than U.S. Dollars)

Authorized Denominations:
     (Applicable only if Specified Currency is other than U.S. Dollars)

Base Rate:   [ ] Commercial Paper Rate [X] LIBOR [ ] Treasury Rate
             [ ] Federal Funds Rate [ ] Prime Rate [ ] Other:

Interest Reset Period: Quarterly

Interest Payment Period: Quarterly

Interest Reset Dates: (If other than as specified in the Prospectus Supplement):
The 19th day of March, June, September and December of each year, beginning June 19, 1997, up to but excluding the Stated Maturity Date.

Interest Payment Dates: (If other than as specified in the Prospectus Supplement): The 19th day of March, June, September and December of each year, beginning June 19, 1997, up to and including the Stated Maturity Date.

Interest Determination Date(s): Two London Banking Days prior to each Interest Reset Date.

Initial Interest Rate: 5.68766 %

Index Maturity: 3 Month.

Day Count Convention: Act/360

Maximum Interest Rate: N/A                  Minimum Interest Rate: N/A

Spread (+/-): +.09%                         Spread Multiplier: N/A

Optional Redemption: [ ] Yes [X] No
     Initial Redemption Date:

     The Redemption Price shall initially be   % of the principal amount of the
     Note to be redeemed and shall decline at each anniversary of the Initial
     Redemption Date by   % of the principal amount to be redeemed until the
     Redemption Price is 100% of such principal amount.

Optional Repayment: [ ] Yes [X] No
     Optional Repayment Dates:
     Optional Repayment Prices:

Repayment Provisions:
     (If other than as specified in the Prospectus Supplement)

Discount Note: [ ] Yes [X] No
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period OID:
Calculation Agent: Heller Financial, Inc.
Exchange Rate Agent: N/A
Recognized Foreign Exchange Dealers: N/A
Discount or Commission: .0953%.

Other Provisions:  a)  AMOUNT ISSUED TO DATE, PRIOR TO PRICING SUPPLEMENT NO. 37
                       UNDER MTN-SERIES G PROGRAM: $1,214,750.00.
                   b)  CUSIP #42333HGW6

Agent:  Goldman, Sachs & Co.
        85 Broad Street
        27th Floor
        New York, New York 10004

                                            Rule 424(b)(3)
                                            File No. 33-62479

Pricing Supplement No. 38                   Dated:  March 14, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



U.S.$2,500,000,000

Heller Financial, Inc.

Medium-Term Notes, Series G

(Registered Notes - Fixed Rate)
Due From Nine Months to Thirty Years From Date of Issue

Principal Amount: $10,000,000               Issue Price: 100 %

Original Issue Date: March 19, 1997         Stated Maturity Date: March 20, 2000

Form: [X] Book-Entry  [ ] Certificated

Depositary: Depository Trust Company

Specified Currency:  U.S. Dollars
     (If other than U.S. Dollars, see attached)

Option to Receive Payments in Specified Currency: [ ] Yes [ ] No
     (Applicable only if Specified Currency is other than U.S. Dollars)

Authorized Denominations:
     (Applicable only if Specified Currency is other than U.S. Dollars)

Base Rate:   [ ] Commercial Paper Rate [ ] LIBOR [ ] Treasury Rate
             [ ] Federal Funds Rate [ ] Prime Rate [X] Other: Fixed

Interest Reset Period: N/A

Interest Payment Period: Semi-Annual

Interest Reset Dates: (If other than as specified in the Prospectus Supplement):
N/A

Interest Payment Dates: (If other than as specified in the Prospectus Supplement): The 20th day of March and September of each year, beginning September 22, 1997, up to and including the Stated Maturity Date.

Interest Determination Date(s): N/A

Initial Interest Rate: 6.70%

Index Maturity: N/A.

Day Count Convention: 30/360

Maximum Interest Rate: N/A                  Minimum Interest Rate: N/A

Spread (+/-):N/A                            Spread Multiplier: N/A

Optional Redemption: [ ] Yes [X] No
     Initial Redemption Date:

     The Redemption Price shall initially be   % of the principal amount of the
     Note to be redeemed and shall decline at each anniversary of the Initial
     Redemption Date by   % of the principal amount to be redeemed until the
     Redemption Price is 100% of such principal amount.

Optional Repayment: [ ] Yes [X] No
     Optional Repayment Dates:
     Optional Repayment Prices:

Repayment Provisions:
     (If other than as specified in the Prospectus Supplement)

Discount Note: [ ] Yes [X] No
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period OID:
Calculation Agent: Heller Financial, Inc.
Exchange Rate Agent: N/A
Recognized Foreign Exchange Dealers: N/A
Discount or Commission: .125%.

Other Provisions:  a)  AMOUNT ISSUED TO DATE, PRIOR TO PRICING SUPPLEMENT NO. 38
                       UNDER MTN-SERIES G PROGRAM: $1,229,750.00.
                   b)  CUSIP #42333HGX4

Agent:  Goldman, Sachs & Co.
        85 Broad Street
        27th Floor
        New York, New York 10004

                                            Rule 424(b)(3)
                                            File No. 33-62479


Pricing Supplement No. 39                   Dated:  March 14, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



U.S.$2,500,000,000

Heller Financial, Inc.

Medium-Term Notes, Series G

(Registered Notes - Fixed Rate)
Due From Nine Months to Thirty Years From Date of Issue

Principal Amount: $40,000,000               Issue Price: 100 %

Original Issue Date: March 19, 1997         Stated Maturity Date: March 19, 2002

Form: [X] Book-Entry  [ ] Certificated

Depositary: Depository Trust Company

Specified Currency:  U.S. Dollars
     (If other than U.S. Dollars, see attached)

Option to Receive Payments in Specified Currency: [ ] Yes [ ] No
     (Applicable only if Specified Currency is other than U.S. Dollars)

Authorized Denominations:
     (Applicable only if Specified Currency is other than U.S. Dollars)

Base Rate:   [ ] Commercial Paper Rate [ ] LIBOR [ ] Treasury Rate
             [ ] Federal Funds Rate [ ] Prime Rate [X] Other: Fixed

Interest Reset Period: N/A

Interest Payment Period: Semi-Annual

Interest Reset Dates: (If other than as specified in the Prospectus Supplement):
N/A.

Interest Payment Dates: (If other than as specified in the Prospectus Supplement): The 19th day of March and September of each year, beginning September 19, 1997, up to and including the Stated Maturity Date.

Interest Determination Date(s): N/A

Initial Interest Rate:7.00%

Index Maturity: N/A.

Day Count Convention: 30/360

Maximum Interest Rate: N/A          Minimum Interest Rate: N/A

Spread (+/-):N/A            Spread Multiplier: N/A

Optional Redemption: [ ] Yes [X] No
     Initial Redemption Date:

     The Redemption Price shall initially be   % of the principal amount of the
     Note to be redeemed and shall decline at each anniversary of the Initial
     Redemption Date by   % of the principal amount to be redeemed until the
     Redemption Price is 100% of such principal amount.

Optional Repayment: [ ] Yes [X] No
     Optional Repayment Dates:
     Optional Repayment Prices:

Repayment Provisions:
     (If other than as specified in the Prospectus Supplement)

Discount Note: [ ] Yes [X] No
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period OID:
Calculation Agent: Heller Financial, Inc.
Exchange Rate Agent: N/A
Recognized Foreign Exchange Dealers: N/A
Discount or Commission: .208%

Other Provisions:  a)  AMOUNT ISSUED TO DATE, PRIOR TO PRICING SUPPLEMENT NO. 39
                       UNDER MTN-SERIES G PROGRAM: $1,239,750,000.00.
                   b)  CUSIP #42333HGY2

Agent:  Goldman, Sachs & Co.
        85 Broad Street
        27th Floor
        New York, New York 10004